As filed with the Securities and Exchange Commission on April 5, 2007.

===============================================================================
                                                   1933 Act File No. 333-72447
                                                   1940 Act File No. 811-09235


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


                        FIRST DEFINED PORTFOLIO FUND, LLC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

                    First Defined Portfolio Fund, LLC

                      Target Managed VIP Portfolio

                       The Dow(SM) DART 10 Portfolio

                   The Dow(SM) Target Dividend Portfolio

                   Global Dividend Target 15 Portfolio

                       S&P(R) Target 24 Portfolio

                      NASDAQ(R) Target 15 Portfolio

                    Value Line(R) Target 25 Portfolio

                First Trust 10 Uncommon Values Portfolio

                          1001 Warrenville Road
                                Suite 300
                          Lisle, Illinois 60532


                              April 4, 2007


Dear Policy Owner:


I am writing to ask you to consider some important matters affecting your variable annuity policy ("Policy") with American Skandia Life Assurance Corporation, a Prudential Financial Company ("American Skandia"). Some or all of the value of your Policy is invested in one or more of the following portfolios: Target Managed VIP Portfolio, The Dow(SM) DART 10 Portfolio, The Dow(SM) Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P(R) Target 24 Portfolio, NASDAQ(R) Target 15 Portfolio, Value Line(R) Target 25 Portfolio and First Trust 10 Uncommon Values Portfolio, each of which is a series of the First Defined Portfolio Fund, LLC (the "Fund," and each portfolio of the
Fund is a "Series"). American Skandia holds interests in the Series designated by you in a separate account in order to fund your Policy's benefits. For this reason, you have the right to instruct American Skandia how to vote the interests in the Series attributable to your Policy.


The accompanying materials relate to the Special Meeting of Interest Holders (the "Meeting"). The Meeting will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, on Monday, April 23, 2007, at 4:30 p.m. Central time.


Holders of interests are being asked to vote on a proposal to elect Trustees of the Fund. Holders of interests in the Value Line(R) Target 25 Portfolio are also being asked to vote on a proposal to approve a change in the industry concentration policy of such Series. The proposals are described in the accompanying Notice of Special Meeting of Interest Holders and Proxy Statement. We urge you to read the Proxy Statement thoroughly and to indicate your voting instructions on the enclosed voting instructions form, date and sign it, and return it promptly in the envelope provided to be received by MIS, an ADP Company ("MIS"), the proxy tabulator retained by American Skandia. To be considered timely received, voting instructions forms must be received by MIS before the close of business on Friday, April 20, 2007. The interests that you beneficially own will be voted in accordance with the instructions received by that date. Although no matters other than the two proposals described in the accompanying Proxy Statement are expected to come before the Meeting, should any other matter requiring a vote of holders of Fund interests properly come before the Meeting, the persons named on the enclosed voting instructions form will vote thereon according to their best judgment in the interests of the Fund, or Series, as applicable. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed voting instructions form. All interests of the Fund or Series, as applicable, for which instructions are not received will be voted in the same proportion as the votes cast by Policy owners on the issues presented.


VOTING TAKES ONLY A FEW MINUTES. EACH POLICY OWNER'S VOTE IS IMPORTANT. YOUR PROMPT RESPONSE WILL BE MUCH APPRECIATED.

AFTER YOU HAVE VOTED ON THE PROPOSAL(S), PLEASE BE SURE TO SIGN YOUR VOTING INSTRUCTIONS FORM AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Any questions or concerns you may have regarding the Meeting or the proposals should be directed to your financial representative. We appreciate your participation. Thank you.

                                             Sincerely,

                                             /s/ James A. Bowen

                                             James A. Bowen
                                             Chairman of the Board

                                      -2-



           Instructions for Signing Voting Instructions Forms

The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your voting instructions form properly.

           1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instructions form.

           2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

           3. All Other Accounts: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

Registration                                  Valid Signature

Corporate Accounts
(1)     ABC Corp.                             ABC Corp.
(2)     ABC Corp.                             John Doe, Treasurer
(3)     ABC Corp.                             John Doe
        c/o John Doe, Treasurer
(4)     ABC Corp.  Profit Sharing Plan        John Doe, Trustee

Trust Accounts
(1)     ABC Trust                             Jane B. Doe, Trustee
(2)     Jane B. Doe, Trustee                  Jane B. Doe
        u/t/d 12/28/78

Custodial or Estate Accounts
(1)     John B. Smith, Cust.                  John B. Smith
        f/b/o John B. Smith, Jr.  UGMA
(2)     John B. Smith                         John B. Smith, Jr., Executor

                   This page left intentionally blank.

                    First Defined Portfolio Fund, LLC

                      Target Managed VIP Portfolio

                       The Dow(SM) DART 10 Portfolio

                   The Dow(SM) Target Dividend Portfolio

                   Global Dividend Target 15 Portfolio

                       S&P(R) Target 24 Portfolio

                      NASDAQ(R) Target 15 Portfolio

                    Value Line(R) Target 25 Portfolio

                First Trust 10 Uncommon Values Portfolio

                          1001 Warrenville Road
                                Suite 300
                          Lisle, Illinois 60532

              Notice of Special Meeting of Interest Holders
                      to be held on April 23, 2007


April 4, 2007


To the holders of interests of the above Series of the First Defined Portfolio Fund, LLC:


Notice is hereby given that a Special Meeting of Interest Holders (the "Meeting") of Target Managed VIP Portfolio, The Dow(SM) DART 10 Portfolio, The Dow(SM) Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P(R) Target 24 Portfolio, NASDAQ(R) Target 15 Portfolio, Value Line(R) Target 25 Portfolio and First Trust 10 Uncommon Values Portfolio, each of which is a portfolio of the First Defined Portfolio Fund, LLC (the "Fund," and each portfolio of the Fund is a "Series") will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, on Monday,
April 23, 2007, at 4:30 p.m. Central time, for the following purposes:


     1. To elect five Trustees of the Fund. Trustees Bowen, Erickson, Kadlec and Nielson are currently Trustees of the Fund. Mr. Robert F. Keith has been nominated for initial appointment to the Board of Trustees of the Fund.

     2. Value Line(R) Target 25 Portfolio only. To approve a change in the Series' industry concentration policy that currently permits it to invest more than 25% of its assets in the securities of issuers in the Internet industry to a concentration policy that permits it to invest more than 25% of its assets in the securities of issuers in any single industry if the applicable investment strategy for such Series selects securities in a manner that results in such a concentration.

     3. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Trustees has fixed the close of business on March 19, 2007 as the record date for the determination of interest holders entitled to notice of and to vote at the Meeting or an adjourned meeting. Accordingly, an owner of a variable annuity policy with American Skandia Life Assurance Corporation, a Prudential Financial Company (a "Policy"), will be entitled to vote only if he or she had value in his or her Policy allocated to a Series at the close of business on March 19, 2007.


                                             By order of the Board of Trustees,

                                             /s/ W. Scott Jardine

                                             W. Scott Jardine
                                             Secretary


INTEREST HOLDERS ARE REQUESTED TO PROMPTLY COMPLETE, SIGN, DATE, AND RETURN THE VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES, EVEN IF THEY EXPECT TO BE PRESENT AT THE MEETING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH ON THE INSIDE COVER. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.


                                      -2-


                   Special Meeting of Interest Holders
                             April 23, 2007

                    First Defined Portfolio Fund, LLC


                      Target Managed VIP Portfolio

                       The Dow(SM) DART 10 Portfolio

                   The Dow(SM) Target Dividend Portfolio

                   Global Dividend Target 15 Portfolio

                       S&P(R) Target 24 Portfolio

                      NASDAQ(R) Target 15 Portfolio

                    Value Line(R) Target 25 Portfolio

                First Trust 10 Uncommon Values Portfolio


                          1001 Warrenville Road
                                Suite 300
                          Lisle, Illinois 60532


                             Proxy Statement
                              April 4, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the First Defined Portfolio Fund, LLC (the "Fund") for use at the Special Meeting of Interest Holders of the Fund to be held on April 23, 2007, at 4:30 p.m. Central time, at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, and at any adjournments or postponements thereof (the "Meeting"). The Interests (as defined below) of the Fund are currently divided into the following portfolios: Target Managed VIP Portfolio, The Dow(SM) DART 10 Portfolio, The Dow(SM) Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P(R) Target 24 Portfolio, NASDAQ(R) Target 15 Portfolio, Value Line(R) Target 25 Portfolio and First Trust 10 Uncommon Values Portfolio (each portfolio, a "Series"). This solicitation includes all Interests (as defined below) in a Series attributable to Policy owners' interests in American Skandia Life Assurance Corporation Variable Account B ("Account B").
 The purposes of the meeting are (1) for the Interest holders of each Series to vote on a proposal to elect Trustees of the Fund and (2) for the Interest holders of the Value Line(R) Target 25 Portfolio (the "Target 25 Series") to vote on a proposal to change the industry concentration policy for such Series. A Notice of the Special Meeting of Interest Holders and a voting instructions form accompany this Proxy Statement.

The Fund's most recent annual and semi-annual reports are available upon request, without charge, by writing to First Trust Advisors L.P. at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, or by calling 1-800-621-1675. This Proxy Statement will first be mailed to American Skandia Life Assurance Corporation, a Prudential Financial Company, and policy owners on or about April 4, 2007.

Beginning on or about April 4, 2007, proxy solicitations will be made, primarily by mail, but may also be made by telephone or personal interviews conducted by officers or employees of First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser"). The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Interests (as defined below).


                           Voting Instructions


The Fund is organized as a Delaware limited liability company and, as such, does not issue shares of stock. Instead, ownership rights are contained in "membership interests" (referred to herein as the "Interests"). Each Interest represents an undivided interest in the net assets of a Series' portfolio. Interests of the Series are not offered directly to the public. Instead, Interests of the Series are sold only to Account B to fund the benefits of variable annuity policies issued by American Skandia Life Assurance Corporation, a Prudential Financial Company ("American Skandia"). Account B is the sole member of the Fund.
 Although American Skandia, through Account B, legally owns all of the Interests of each Series of the Fund, American Skandia will vote all such Interests in accordance with the voting instructions timely given by the owners of the policies ("Policy owners"). Because Policy owners are indirectly invested in one or more Series through their policies and have the right to instruct American Skandia how to vote Interests of these Series on all matters requiring a vote of Interest holders, Policy owners should consider themselves holders of Interests ("Interest Holders") for purposes of this Proxy Statement. Policy owners at the close of business on March 19, 2007 (the "record date") will be entitled to notice of the Meeting and to instruct American Skandia how to vote at the Meeting or any adjournment or postponement thereof.

Policy owners may use the voting instructions form as a ballot to give American Skandia the voting instructions for those Interests attributable to their policies as of the record date. When the Policy owner completes the voting instructions form and sends it to American Skandia, American Skandia votes the Interests attributable to the policy of the Policy owner in accordance with the Policy owner's instructions. If the Policy owner merely signs and returns the form, American Skandia will vote the respective Policy owner's Interests FOR the election of the Trustees, and, subject to the next sentence, FOR or AGAINST any other matters as deemed appropriate. In addition, if the Policy owner is an Interest Holder of the Target 25 Series and merely signs and returns the form, American Skandia will vote the respective Policy owner's Interests FOR the approval of the change in concentration policy for the Target 25 Series. If the Policy owner does not timely return the form, American Skandia will vote the respective Policy owner's Interests in the same proportion as Interests for which instructions were timely received from other Policy owners that are indirectly invested in the Fund and, with respect to the approval of the change in concentration policy for the Target 25 Series, in the same proportion as Interests for which instructions were timely received from other Policy owners that are indirectly invested in such Series ("Proportional Voting"). The effect of Proportional Voting is that a small number of Policy owners can determine the outcome of the voting. American Skandia and MIS, an ADP Company ("MIS"), which has been retained by American Skandia to receive and tabulate the voting instructions forms, have fixed the close of business on Friday, April 20, 2007, as the last day for which voting instructions will be accepted.

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the Fund receives an insufficient number of votes for election of the Trustees, or if the Target 25 Series receives an insufficient number of votes for the change in industry concentration policy, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions form have the discretion to vote for any such adjournment.


Any person giving voting instructions may revoke them by submitting to MIS a superseding voting instructions form or written notice of revocation. Only the Policy owner executing the voting instructions can revoke them. In addition, a Policy owner present at the Meeting may withdraw his or her voting instructions and vote in person. Mere attendance at the Meeting will not revoke the voting instructions. American Skandia will vote the Interests of the Fund and the Target 25 Series, as applicable, in accordance with all properly executed and unrevoked voting instructions forms received by the close of business on Friday, April 20, 2007. Voting instructions forms not timely received will not be counted, but rather will be voted in accordance with Proportional Voting, as described above. Interest Holders will need to show valid identification and proof of beneficial ownership of Interests to be admitted to the Meeting.


The following table indicates which Interest Holders are solicited with respect to each proposal:

                                                                            Proposal 2:
                                                  Proposal 1:          Approval of Change in
Series                                       Election of Trustees   Industry Concentration Policy
------                                       --------------------   -----------------------------
Target Managed VIP Portfolio                           X
The Dow(SM) DART 10 Portfolio                          X
The Dow(SM) Target Dividend Portfolio                  X
Global Dividend Target 15 Portfolio                    X
S&P(R)  Target 24 Portfolio                            X
NASDAQ(R)  Target 15 Portfolio                         X
Value Line(R)  Target 25 Portfolio                     X                         X
First Trust 10 Uncommon Values Portfolio               X

                    Outstanding Interests and Quorum

As of March 19, 2007, there were issued and outstanding Interests of the Fund which were divided among each Series as follows:

Series                                        Interests Outstanding
------                                        ---------------------
Target Managed VIP Portfolio                        15,606,462
The Dow(SM) DART 10 Portfolio                        2,222,197
The Dow(SM) Target Dividend Portfolio                8,167,758
Global Dividend Target 15 Portfolio                  6,275,355
S&P(R)  Target 24 Portfolio                          1,676,915
NASDAQ(R)  Target 15 Portfolio                         746,022
Value Line(R)  Target 25 Portfolio                   8,262,212
First Trust 10 Uncommon Values Portfolio               951,286


American Skandia, through Account B, legally owns all of the Interests of each Series. To the knowledge of the Fund, as of March 21, 2007, no Policy owner was known to own beneficially more than 5% of the aggregate Interests of the Fund, and no Policy owner was known to own beneficially more than 5% of the Interests of any Series.

Under the Fund's By-Laws, thirty percent (30%) of the voting power of Interests entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum at the Meeting for the transaction of business. All Series vote together on the election of Trustees for the Fund. A quorum of Interest Holders of the Fund is required to take action at the Meeting with respect to the election of Trustees. A quorum of Interest Holders of the Target 25 Series is required to take action at the Meeting with respect to changing the concentration policy of such Series.

For the Interest Holders to elect the Trustees of the Fund as described in this Proxy Statement, each Nominee (as defined below) must receive the favorable vote of a plurality of the outstanding voting power of the Interests. When used in this Proxy Statement, a "plurality" means that the individuals who receive the largest numbers of votes will be elected as Trustees up to the maximum number of Trustees to be elected. For the Target 25 Series, the favorable vote of a majority of the outstanding voting Interests of such Series will be required for the approval of the change in the industry concentration policy. When used in this Proxy Statement, "a majority of the outstanding voting Interests" means the affirmative vote of the lesser of: (i) 67% or more of the voting Interests of the Target 25 Series represented at the Meeting if the holders of more than 50% of the outstanding voting Interests of such Series are represented; or (ii) more than 50% of the outstanding voting Interests of the Target 25 Series. As noted above, American Skandia will vote Interests for which it does not timely receive a voting instructions form in accordance with Proportional Voting. For purposes of determining the proposal to elect Trustees for the Fund, abstentions will have no effect. For purposes of determining the approval of the change in industry concentration policy for the Target 25 Series, abstentions will have the effect of a vote against the proposal. Interest Holders are entitled to one vote for each Interest held, and fractional Interests are entitled to a proportionate fractional vote. There are not expected to be any "broker non-votes."

Interests beneficially held by Policy owners present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. Voting instructions forms received after the close of business on Friday, April 20, 2007 will not be counted, but rather will be voted in accordance with Proportional Voting. All Series vote together on the election of Trustees for the Fund. Only Interest Holders of the Target 25 Series vote on the change in industry concentration for such Series.

As of March 19, 2007, Account B, 1 Corporate Drive, Shelton, Connecticut 06484 owned 100% of the outstanding Interests of each Series, and therefore owned all of the Interests of the Fund. As a result, Account B is considered to control each Series. Due to such control, Account B may have the ability to affect the outcome of the election of Trustees for the Fund and the change in industry concentration policy for the Target 25 Series. To the extent required by applicable law, America Skandia will solicit voting instructions from Policy owners. All Interests in each Series will be voted by American Skandia in accordance with voting instructions timely received from such Policy owner. American Skandia will vote all of the Interests which it is entitled to vote on the election of Trustees for the Fund and the change in industry concentration policy for the Target 25 Series in the same proportion as the voting instructions timely given by the respective Policy owners.

                              Proposal 1:

                          Election of Trustees


Proposal 1 relates to the election of Trustees of the Fund.  The current
Board of Trustees consists of James A. Bowen, Richard E. Erickson,
Thomas R. Kadlec and Niel B. Nielson (the "Current Trustees").  Each
Current Trustee has indicated his willingness to continue to serve if elected, and Robert F. Keith ("Nominee Keith" and, together with the Current Trustees, the "Nominees") has indicated his willingness to serve if elected. In addition, the nomination of Nominee Keith for election to the Board of Trustees was recommended by each Current Trustee who is an Independent Trustee (as defined below), and the nomination of each Current Trustee for election to the Board of Trustees was recommended by each other Current Trustee who is an Independent Trustee (as defined below). Each Trustee shall hold office until the next meeting of Interest Holders is called for the purpose of considering the election or re-election of such Trustee or the election of a successor Trustee, and until any such successor Trustee is elected and qualified.

Required Vote: The Trustees, including those that are not "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (such Trustees, the "Independent Trustees"), shall be elected by the affirmative vote of the holders of a plurality of the outstanding voting power of the Interests of the Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. When used in this Proxy Statement, a "plurality" means that the individuals who receive the largest numbers of votes are elected as Trustees up to the maximum number of Trustees to be elected. Proxies cannot be voted for a greater number of persons than the number of Nominees named.

For purposes of determining the proposal to elect Trustees for the Fund, abstentions will have no effect. Unless you give contrary instructions on the enclosed voting instructions form, your Interests will be voted FOR the election of the Nominees if your voting instructions form has been properly executed and timely received by MIS. If any of the Nominees should withdraw or otherwise become unavailable for election, your Interests will be voted FOR such other nominee or nominees as the Board of Trustees may recommend. American Skandia will vote Interests for which it does not timely receive voting instructions forms in the same proportion as Interests for which instructions were timely received from Policy Owners.


THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT INTEREST HOLDERS VOTE FOR ELECTION OF THE NOMINEES TO THE BOARD OF TRUSTEES (PROPOSAL 1).

                         Additional Information

Management of the Fund


The management of the Fund, including the general supervision of the duties performed for each Series under the investment management agreement pursuant to which First Trust Advisors acts as investment adviser, is the responsibility of the Board of Trustees. There are four Current Trustees of the Fund, one of whom is an "interested person" ("Interested Trustee"), and three of whom are Independent Trustees. Nominee Keith is not and, if elected to the Board of Trustees, will not be, an "interested person." During the past five years, no Nominee who is an Independent Trustee has been a trustee, director or employee of, or consultant to the Adviser, First Trust Portfolios L.P., American Skandia or any of their affiliates. The Board of Trustees of the Fund sets broad policies for each Series, chooses the Fund's officers, and hires the Fund's investment adviser. The officers of the Fund manage the day-to-day operations and are responsible to the Fund's Board of Trustees. The following is a list of the Nominees and officers of the Fund and a statement of their present positions, principal occupations during the past five years, the number of portfolios each Nominee oversees, and the other directorships the Nominees hold, if applicable.


                                 BOARD NOMINEES

                       CURRENT TRUSTEE/INTERESTED TRUSTEE

NAME, ADDRESS, AND            POSITION(S)      TERM OF         PRINCIPAL OCCUPATION(S)       NUMBER OF         OTHER DIRECTORSHIPS
DATE OF BIRTH                 HELD WITH THE    OFFICE(2) AND   DURING PAST FIVE YEARS        PORTFOLIOS IN     HELD BY TRUSTEE OR
                              FUND             LENGTH OF TIME                                FUND COMPLEX      NOMINEE FOR TRUSTEE
                                               SERVED                                        OVERSEEN BY
                                                                                             TRUSTEE OR
                                                                                             NOMINEE FOR
                                                                                             TRUSTEE
James A. Bowen(1)             President,       Indefinite      President, First Trust        33                Trustee of Wheaton
1001 Warrenville Road         Chairman of                      Portfolios L.P. and First                       College
Suite 300                     the Board,       Since 1999      Trust Advisors L.P.;
Lisle, IL 60532               Chief                            Chairman of the Board,
D.O.B.: 9/55                  Executive                        BondWave LLC (Software
                              Officer and                      Development Company/
                              Trustee                          Broker-Dealer) and
                                                               Stonebridge Advisors LLC

                                      -7-


                      CURRENT TRUSTEES/INDEPENDENT TRUSTEES

NAME, ADDRESS, AND            POSITION(S)      TERM OF         PRINCIPAL OCCUPATION(S)       NUMBER OF         OTHER DIRECTORSHIPS
DATE OF BIRTH                 HELD WITH THE    OFFICE(2) AND   DURING PAST FIVE YEARS        PORTFOLIOS IN     HELD BY TRUSTEE OR
                              FUND             LENGTH OF TIME                                FUND COMPLEX      NOMINEE FOR TRUSTEE
                                               SERVED                                        OVERSEEN BY
                                                                                             TRUSTEE OR
                                                                                             NOMINEE FOR
                                                                                             TRUSTEE

Richard E. Erickson           Trustee          Indefinite      Physician; President,         33                NONE
c/o First Trust Advisors L.P.                                  Wheaton Orthopedics; Co-
1001 Warrenville Road                          Since 2000      Owner and Co-Director,
Suite 300                                                      Sports Med Center for
Lisle, IL 60532                                                Fitness; Limited Partner,
D.O.B.: 4/51                                                   Gundersen Real Estate
                                                               Partnership

Thomas R. Kadlec              Trustee          Indefinite      President, ADM                33                NONE
c/o First Trust Advisors L.P.                                  Derivatives, Inc. (May
1001 Warrenville Road                          Since 2004      2005 to Present); Vice-
Suite 300                                                      President, Chief
Lisle, IL 60532                                                Financial Officer, ADM
D.O.B.: 11/57                                                  Investor Services, Inc.
                                                               (Futures Commission
                                                               Merchant) (1990 to
                                                               Present); Registered
                                                               Representative, Segerdahl
                                                               & Company, Inc., a NASD
                                                               member (Broker-Dealer)
                                                               (2000 to Present)

Niel B. Nielson               Trustee          Indefinite      President, Covenant           33                Director of Good News
c/o First Trust Advisors L.P.                                  College (June 2002 to                           Publishers-Crossway
1001 Warrenville Road                          Since 2000      Present); Associate                             Books; Covenant
Suite 300                                                      Pastor, College Church in                       Transport Inc.
Lisle, IL 60532                                                Wheaton (1997 to June 2002)
D.O.B.: 3/54

              NOMINEE FOR INITIAL APPOINTMENT TO BOARD OF TRUSTEES

Robert F. Keith (3)           Trustee          Indefinite      President, Hibs               33(4)                NONE
c/o First Trust Advisors L.P.                                  Enterprises (Financial
1001 Warrenville Road                                          and Management
Suite 300                                                      Consulting) (2003 to
Lisle, IL 60532                                                Present); President,
D.O.B.: 11/56                                                  Aramark ServiceMaster
                                                               Management Services (2001
                                                               to 2003); President &
                                                               COO, ServiceMaster
                                                               Management Services (1998
                                                               to 2003)

                                      -8-


                                    OFFICERS

NAME, ADDRESS, AND                 POSITION(S) HELD              TERM OF OFFICE(2)       PRINCIPAL
DATE OF BIRTH                      WITH THE FUND                 AND LENGTH OF           OCCUPATION(S)
                                                                 TIME SERVED             DURING PAST FIVE YEARS
Mark R. Bradley                    Treasurer,                    Indefinite              Chief Financial Officer,
1001 Warrenville Road              Controller, Chief                                     Managing Director, First Trust
Suite 300                          Financial Officer             Since 2000              Portfolios L.P. and
Lisle, IL 60532                    and Chief                                             First Trust Advisors L.P.; Chief
D.O.B.: 11/57                      Accounting Officer                                    Financial Officer, BondWave LLC
                                                                                         (Software Development Company/
                                                                                         Broker-Dealer) and Stonebridge
                                                                                         Advisors LLC

Susan M. Brix                      Assistant Vice                Indefinite              Representative, First
1001 Warrenville Road              President                                             Trust Portfolios L.P.;
Suite 300                                                        Since 2000              Assistant Portfolio
Lisle, IL 60532                                                                          Manager, First Trust
D.O.B.: 1/60                                                                             Advisors L.P.

Kelley Christensen                 Vice President                Indefinite              Assistant Vice President, First
1001 Warrenville Road                                                                    Trust Portfolios L.P. and First
Suite 300                                                        Since 2006              Trust Advisors L.P.
Lisle, IL  60532
D.O.B.:  9/70

James M. Dykas                     Assistant Treasurer           Indefinite              Vice President, First Trust
1001 Warrenville Road                                                                    Portfolios L.P. and First Trust
Suite 300                                                        Since 2005              Advisors L.P. (January 2005 to
Lisle, IL 60532                                                                          Present); Executive Director, Van
D.O.B.: 1/66                                                                             Kampen Asset Management and Morgan
                                                                                         Stanley Investment Management
                                                                                         (1999 to January 2005)

W. Scott Jardine                   Secretary and Chief           Indefinite              General Counsel,
1001 Warrenville Road              Compliance Officer                                    First Trust Portfolios
Suite 300                                                        Since 2000              L.P. and First Trust
Lisle, IL 60532                                                                          Advisors L.P.; Secretary, BondWave
D.O.B.: 5/60                                                                             LLC (Software Development Company/
                                                                                         Broker-Dealer) and Stonebridge
                                                                                         Advisors LLC

                                      -9-


NAME, ADDRESS, AND                 POSITION(S) HELD              TERM OF OFFICE(2)       PRINCIPAL
DATE OF BIRTH                      WITH THE FUND                 AND LENGTH OF           OCCUPATION(S)
                                                                 TIME SERVED             DURING PAST FIVE YEARS

Daniel J. Lindquist                Vice President                Indefinite              Senior Vice President, First Trust
1001 Warrenville Road                                                                    Advisors L.P. and First Trust
Suite 300                                                        Since 2005              Portfolios L.P. (September 2005 to
Lisle, IL 60532                                                                          Present); Vice President, First
D.O.B.: 2/70                                                                             Trust Advisors L.P. and First
                                                                                         Trust Portfolios, L.P. (April 2004
                                                                                         to September 2005); Chief
                                                                                         Operating Officer, Mina Capital
                                                                                         Management, LLC (January 2004 to
                                                                                         April 2004); Chief Operating
                                                                                         Officer, Samaritan Asset
                                                                                         Management Services, Inc. (April
                                                                                         2000 to January 2004)

Kristi A. Maher                    Assistant Secretary           Indefinite              Assistant General Counsel,
1001 Warrenville Road                                                                    First Trust Portfolios L.P. and
Suite 300                                                        Since 2004              First Trust Advisors L.P. (March
Lisle, IL 60532                                                                          2004 to Present); Associate,
D.O.B.: 12/66                                                                            Chapman and Cutler LLP (1995 to
                                                                                         March  2004)

Roger F. Testin                    Vice President                Indefinite              Senior Vice President, First Trust
1001 Warrenville Road                                                                    Portfolios L.P. and First Trust
Suite 300                                                        Since 2001              Advisors L.P. (November 2003 to
Lisle, IL 60532                                                                          present); Vice President, First
D.O.B.: 6/66                                                                             Trust Portfolios L.P. and First
                                                                                         Trust Advisors (August 2001 to
                                                                                         November 2003)


1 Mr. Bowen is deemed an "interested person" of the Fund due to his positions as President of First Trust Advisors L.P., investment adviser of the Fund and President of First Trust Portfolios L.P., principal underwriter of the Fund's Interests.

2   Trustees and Officers of the Fund have an indefinite term.

3 Mr. Keith is not, and if elected to the Board of Trustees will not be, an "interested person" of the Fund.

4 Mr. Keith currently oversees 25 portfolios. If elected to the Board of Trustees of the Fund, he will oversee 33 portfolios.


In addition to the Fund, the First Trust Fund Complex includes First Trust Value Line(R) 100 Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust/Fiduciary

Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust/Aberdeen Emerging Opportunity Fund and First Trust Strategic High Income Fund III, closed-end funds also advised by First Trust Advisors; and First Trust Exchange-Traded Fund, an open-end investment company and an exchange-traded index fund with twelve operating portfolios advised by First Trust Advisors.

Independent Trustees and Nominee Keith

     Messrs. Erickson, Kadlec and Nielson, and Nominee Keith are Independent Trustees of First Trust Value Line(R) 100 Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III and First Trust Exchange-Traded Fund. During the past five years, neither the Independent Trustees nor Nominee Keith, nor any of their immediate family members, has ever been a director, officer, employee or general partner of, or consultant to, American Skandia, First Trust Advisors, First Trust Portfolios L.P. or any of their affiliates.

Interested Trustee

Mr. Bowen is an Interested Trustee of First Trust Value Line(R) 100 Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III and First Trust Exchange-Traded Fund.

Officers

The officers of the Fund, including Mr. Bowen, chief executive officer of the Fund, hold the same positions with First Trust Value Line(R) 100 Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust/Aberdeen Emerging

Opportunity Fund, First Trust Strategic High Income Fund III and First Trust Exchange-Traded Fund, as they hold with the Fund, except for Susan
M. Brix, who is not an officer of any funds in the First Trust Fund Complex other than the Fund, and Roger Testin, who is not an officer of First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust/Aberdeen Emerging Opportunity Fund or First Trust Strategic High Income Fund III.


Beneficial Ownership of Interests and Equity Securities Held by Each Nominee for Election as Trustee


The following table sets forth the dollar range of Interests in the Fund beneficially owned by the Nominees as of February 28, 2007 and the dollar range and number of equity securities in the First Trust Fund Complex beneficially owned by the Nominees as of December 31, 2006:


                                                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                                                             SECURITIES IN ALL REGISTERED
                                                                                 INVESTMENT COMPANIES
                                                                                  IN THE FIRST TRUST
                                                                                     FUND COMPLEX
                                      DOLLAR RANGE OF INTERESTS                    OVERSEEN OR TO BE
NAME OF NOMINEE                              IN THE FUND                   OVERSEEN/(NUMBERS OF SHARES HELD)

CURRENT TRUSTEE/INTERESTED TRUSTEE
James A. Bowen                                   None                                 Over $100,000/
                                                                                     (11,750 Shares)

CURRENT TRUSTEES/INDEPENDENT TRUSTEES

Richard E. Erickson                              None                            $50,001 - $100,000/
                                                                                      (4,367 Shares)

Thomas R. Kadlec                                 None                                 Over $100,000/
                                                                                      (9,249 Shares)

Niel B. Nielson                                  None                               $50,001-$100,000
                                                                                      (2,835 Shares)

NOMINEE FOR INITIAL APPOINTMENT TO BOARD OF
TRUSTEES/NOT AN "INTERESTED PERSON"

Robert F. Keith                                  None                                 Over $100,000
                                                                                     (5,418 Shares)


     As of February 28, 2007, Nominee Keith, the Independent Trustees, and the immediate family members of each of the foregoing, did not own, beneficially or of record, any class of securities of First Trust Advisors, American Skandia, or First Trust Portfolios L.P., or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with First Trust Advisors, American Skandia or First Trust Portfolios L.P.

As of February 28, 2007, the Current Trustees, Nominee Keith, and the officers of the Fund, as a group, beneficially owned none of the Interests of each Series and of the Fund.

As of December 31, 2006, the Current Trustees and officers, as a group, beneficially owned 34,119 shares of funds in the First Trust Fund
Complex, which is less than 1% of the shares outstanding.

Certain Purchases and Sales

     Independent Trustees and Nominee Keith

     Since the beginning of the fiscal year ended December 31, 2006, Nominee Keith and the Independent Trustees have not purchased or sold any securities of First Trust Advisors, its parent, or any subsidiary of First Trust Advisors or its parent.

Interested Trustee

James A. Bowen sold three limited partnership units of Grace Partners of DuPage L.P., the limited partner of First Trust Advisors, on May 31, 2006 for a price of $750,000 per unit, for an aggregate purchase price of $2,250,000.


Compensation


Effective January 1, 2007, the Trustees approved a revised compensation plan. Under the revised plan, each Trustee who is not an officer or employee of First Trust Advisors, any sub-adviser or any of their affiliates is paid an annual retainer of $10,000 per investment company for the first 14 investment companies in the First Trust Fund Complex and an annual retainer of $7,500 per investment company for each subsequent investment company added to the First Trust Fund Complex.
The annual retainer is allocated equally among each of the investment companies. No additional meeting fees are paid in connection with board or committee meetings. Additionally, Mr. Kadlec is paid $10,000 annually to serve as the Lead Trustee and Mr. Nielson is paid $5,000 annually to serve as Chairman of the Audit Committee, with such compensation paid by the investment companies in the First Trust Fund Complex and divided among those investment companies. Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Trustees adopted the revised plan because the increase in the number of funds in the First Trust Fund Complex had the effect of rapidly increasing their compensation under the previous arrangements.

Prior to January 1, 2007, each fund in the First Trust Fund Complex, including the Fund, paid each Trustee who is not an officer or employee of First Trust Advisors, any sub-adviser or any of their affiliates an annual retainer of $10,000, which included compensation for all board and committee meetings. The Board of Trustees of the Fund held eight meetings during the fiscal year ended December 31, 2006. Each of the Current Trustees attended all of the meetings of the Board of Trustees of the Fund for the fiscal year ended December 31, 2006. The aggregate fees and expenses paid to the Trustees by the Fund for the fiscal year ended December 31, 2006 (including reimbursement for travel and out-of-pocket expenses) amounted to $30,805.

The following table sets forth certain information regarding the compensation of the Fund's Current Trustees and Nominee Keith for the fiscal year ended December 31, 2006. The Fund has no retirement or pension plans. The officers and the Interested Trustee of the Fund receive no compensation from the Fund for serving in such capacities.


                                                                                                       NOMINEE FOR INITIAL
                                                                                                          APPOINTMENT TO
                                        CURRENT                        CURRENT                               BOARD OF
                                        TRUSTEE/                 TRUSTEES/INDEPENDENT                    TRUSTEES/NOT AN
                                       INTERESTED                      TRUSTEES                        "INTERESTED PERSON"
                                        TRUSTEE
                                       ----------      ---------      ---------        --------                ----------
                                        Current          Current       Current          Current
                                        Trustee:        Trustee:       Trustee:        Trustee:                  Nominee:
                                        James A.       Richard E.     Thomas R.         Niel B.                 Robert F.
                                         Bowen          Erickson        Kadlec          Nielson                   Keith
Aggregate Compensation from Each
Series of the Fund:

Target Managed VIP Portfolio               $0             $4,525           $4,744          $4,525                    $0

The Dow(SM) DART 10 Portfolio              $0               $337             $351            $337                    $0

The Dow(SM) Target Dividend Portfolio      $0             $1,744           $1,835          $1,744                    $0

Global Dividend Target 15 Portfolio        $0             $1,171           $1,229          $1,171                    $0

S&P(R) Target 24 Portfolio                 $0               $421             $440            $421                    $0

NASDAQ(R) Target 15 Portfolio              $0               $163             $171            $163                    $0

Value Line(R) Target 25 Portfolio          $0             $1,261           $1,321          $1,261                    $0

First Trust 10 Uncommon Values             $0               $166             $174            $166                    $0
Portfolio

Total Compensation                         $0           $148,538         $153,538        $148,538              $105,000
from the First Trust Fund Complex(1)


1 Information is based on compensation paid to the Independent Trustees for the fiscal year ended December 31, 2006 for services to the eight Series of the Fund listed above, four Series of the Fund that were liquidated on March 16, 2007, fourteen closed-end funds and ten series of the First Trust Exchange-Traded Fund, all advised by First Trust Advisors. Mr. Keith became a Trustee of the funds in the First Trust Fund Complex (other than the Fund) on June 12, 2006.


The total compensation paid to Messrs. Erickson, Kadlec, Keith and Nielson for the fiscal year ended December 31, 2006 includes compensation for their services as Trustees to First Trust Value Line(R) 100 Fund, First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Exchange-Traded Fund and, to Messrs. Erickson, Kadlec and Nielson, compensation for their services as Trustees to the Fund.

                               Committees

Audit Committee


The Board of Trustees has an Audit Committee, which consists of Messrs. Erickson, Kadlec and Nielson, all of whom are Independent Trustees. If elected to the Board of Trustees, Nominee Keith will serve as a member of the Audit Committee and an "audit committee financial expert" of the Audit Committee, as that term is defined in Form N-CSR, along with Mr. Kadlec. The Audit Committee is responsible for overseeing the Fund's and each Series' accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing the independent registered public accounting firm ("independent auditors"), subject also to Board approval. The Audit Committee met six times during the fiscal year ended December 31, 2006, with all members present.


In carrying out its responsibilities, the Audit Committee pre-approves all audit services for the Fund and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund and the Adviser by the Fund's independent auditors. The Chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee for engagements of less than $25,000. Any decisions by the Chairman to grant pre-approvals are reported to the full Audit Committee at the next regularly scheduled meeting.

Independent Auditors' Fees


At a meeting held on March 12, 2007, the Board of Trustees of the Fund selected Deloitte & Touche LLP ("Deloitte & Touche") to serve as the new independent auditors for the fiscal year ending December 31, 2007. Deloitte & Touche's engagement with the Fund will begin in the near future. Ernst & Young LLP ("Ernst & Young") served as the independent auditors for the Fund for the fiscal years ended December 31, 1999 through December 31, 2006. Ernst & Young has advised the Fund that, to the best of its knowledge and belief, Ernst & Young professionals did not have any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to independent registered public accounting firms. It is not expected that representatives of Ernst & Young or Deloitte & Touche will be present at the Meeting, and therefore, it is not expected that any such representatives will be available to answer questions or that they will have an opportunity to make any statement. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of Deloitte & Touche as independent auditors.

Audit Fees


During the last two fiscal years, Ernst & Young has billed the Fund for the following audit fees for services provided to the Fund:

         FISCAL YEAR END              AMOUNT OF AUDIT FEES
         December 31, 2005                   $45,015
         December 31, 2006                  $150,000

Audit-Related Fees, Tax Fees and All Other Fees

During each of the last two fiscal years of the Fund, ending December 31, 2005 and December 31, 2006, respectively, Ernst & Young did not provide the Fund or the Adviser with, and did not bill the Fund or the Adviser for, any audit-related fees, tax fees or fees for any other additional services not included under "Audit Fees" above.

Non-Audit Fees

During each of the last two fiscal years of the Fund, ending December 31, 2005 and December 31, 2006, respectively, Ernst & Young did not provide the Fund, the Adviser or any entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Fund ("Adviser Entities") with, and did not bill the Fund, the Adviser or any Adviser Entities for, any non-audit services.

Pre-Approval

In addition to pre-approving all audit services and permitted non-audit services, if any, (including the fees and terms thereof) to be performed for the Fund by the independent auditors, it is the Audit Committee's policy to pre-approve the independent auditors' engagements for non-audit services to the Adviser and Adviser Entities that provide ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

All of the Audit Fees for the Fund disclosed in the table set forth above under "Audit Fees" were pre-approved by the Audit Committee pursuant to its pre-approval policies. None of such fees were pre-approved by the Audit Committee pursuant to the pre-approval exceptions included in Regulation S-X.


Other Committees


The Board of Trustees of the Fund has three other standing committees: the Executive Committee, the Nominating and Governance Committee and the Valuation Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Limited Liability Company Agreement and By-Laws. Messrs. Bowen and Kadlec are members of the Executive Committee. The Executive Committee did not meet during the fiscal year ended December 31, 2006.

The Fund's Nominating and Governance Committee (the "Committee") is composed entirely of Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund. Messrs. Erickson, Kadlec and Nielson are members of the Committee and Mr. Erickson is the Chairman of the Committee. The purpose of the Committee is to oversee matters related to the nomination of trustees and, as necessary, the corporate governance of the Fund. The Committee is responsible for, among other things, seeking, identifying and nominating qualified candidates for election or appointment as trustees in the event of a vacancy, consistent with criteria approved by the Board; evaluating Board performance and processes; reviewing Board committee assignments; and, to the extent necessary or desirable, establishing corporate governance guidelines and procedures. The Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund's website at www.ftportfolios.com. The Committee met four times during the fiscal year ended December 31, 2006.


Pursuant to the Fund's Limited Liability Company Agreement, the Board of Trustees may fix the number of Trustees at a number that is at least one and not more than twelve, and may fill the vacancies created by any such increase in the number of Trustees. Proxies cannot be voted for a greater number of persons than the number of nominees named. If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including Interest Holders. When a vacancy on the Board occurs, the Committee may seek recommendations for candidates from those sources it deems appropriate in its discretion, including Interest Holders of the Fund.

To submit a recommendation for nomination as a candidate for a position on the Board, Interest Holders shall mail such recommendation to W. Scott Jardine at the Fund's address: 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. Such recommendations shall include the following information: (a) evidence of Fund ownership of the person or entity recommending the candidate; (b) a full description of the proposed candidate's background, including such proposed candidate's education, experience, current employment and date of birth; (c) names and addresses of at least three professional references for the candidate;
(d) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and any other information that may be considered to impair the candidate's independence; and (e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Trustees, or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Committee and outside counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations at which point they may be considered for nomination.

In recruiting new trustees, the Committee seeks to recruit and retain qualified independent trustees of high integrity, whose skills and experience will enhance the Board's ability to effectively represent the interests of the Fund's Interest Holders and oversee the wide range of regulatory and business issues affecting the Fund. A candidate for trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as a non- "interested person" candidate, independence from the Fund, the Adviser or other service providers. The qualifications of a particular candidate, however, may vary depending on the current composition of the Board and the mix of skills and backgrounds of the incumbent trustees since the Committee seeks to establish an effective Board with an appropriate range of skills and experience, in the aggregate. In addition to relevant skills and experience, all candidates must possess high standards of personal integrity that are assessed on the basis of personal interviews, recommendations, or direct knowledge by Committee members. The review process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. Under no circumstances shall the Committee evaluate persons recommended by an Interest Holder of the Fund on a basis substantially different than that used for other persons recommended for the same election or appointment of trustees. The Committee reserves the right to make the final selection regarding the nomination of any trustees.

The Valuation Committee is responsible for the oversight of valuation procedures of the Fund and each Series. Messrs. Erickson, Kadlec and Nielson are members of the Valuation Committee and Mr. Erickson is the Chairman of the Committee. The Valuation Committee held four meetings during the fiscal year ended December 31, 2006.

                     Interest Holder Communications

Interest Holders who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are an Interest Holder of the Fund. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the Chairman of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

     Proposal 2: Approval of Change in Industry Concentration Policy

                   Value Line(R) Target 25 Portfolio

Certain investment restrictions of the Value Line(R) Target 25 Portfolio (the "Target 25 Series") are matters of fundamental policy and may not be changed with respect to such Series without the approval of the Interest Holders of such Series. Under the 1940 Act, all funds are required to have a fundamental policy about the concentration of their investments in a particular industry or group of industries. While the 1940 Act does not define "concentration in an industry," the staff of the Securities and Exchange Commission has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration.

The following chart contains the Target 25 Series' current fundamental investment policy with respect to industry concentration and its proposed replacement.

                    CURRENT FUNDAMENTAL                                           PROPOSED FUNDAMENTAL
                     INVESTMENT POLICY                                              INVESTMENT POLICY
 The Target 25 Series may invest more than 25% of its           The Target 25 Series may invest more than 25% of its
 assets in the securities of issuers in the Internet            assets in the securities of issuers in any single
 industry.  Notwithstanding the foregoing, there shall be       industry if the applicable investment strategy for the
 no limitation on the purchase of obligations issued or         Target 25 Series selects securities in a manner that
 guaranteed by the U.S. government, its agencies or             results in such a concentration.  Notwithstanding the
 instrumentalities.                                             foregoing, there shall be no limitation on the purchase
                                                                of obligations issued or guaranteed by the U.S.
                                                                government, its agencies or instrumentalities.

At a meeting of the Board of Trustees of the Fund held on March 12, 2007, the Adviser recommended to the Board of Trustees that the industry concentration policy of the Target 25 Series be made consistent with the current investment strategy of such Series and consistent with the industry concentration policies of the other Series of the Fund. At the same meeting, the Board of Trustees of the Fund, including a majority of the Independent Trustees, approved such change, subject to approval by Interest Holders of such Series. The 1940 Act requires that such changes be approved by the Interest Holders of the Target 25 Series in order for them to become effective. If approved by Interest Holders, the change to the concentration policy of the Target 25 Series is expected to become effective shortly after such approval and satisfaction of any applicable state regulatory requirements. In the event Interest Holders of the Target 25 Series do not approve such change, the Target 25 Series will continue to be managed and operated in accordance with its current fundamental investment policy.

Risks: The Target 25 Series will be subject to market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the Target 25 Series will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. A concentration makes a fund more susceptible to any single occurrence affecting the industry and may subject a fund to greater market risk than more diversified funds. The Target 25 Series' relative lack of diversity, possible concentration in a particular industry and passive management style of the portfolio may subject investors to greater market risk than other mutual funds.

Required Vote: The favorable vote of a majority of the outstanding voting Interests of the Target 25 Series will be required for the approval of the change in the industry concentration policy of such Series. When used in this Proxy Statement, "a majority of the outstanding voting Interests" means the affirmative vote of the lesser of: (i) 67% or more of the voting Interests of the Target 25 Series represented at the Meeting if the holders of more than 50% of the outstanding voting Interests of such Series are represented; or (ii) more than 50% of the outstanding voting Interests of the Target 25 Series.

For purposes of determining the approval of the change in industry concentration policy for the Target 25 Series, abstentions will have the effect of a vote against the proposal. Unless you give contrary instructions on the enclosed voting instructions form, your interests will be voted FOR the change in the industry concentration policy of the Target 25 Series if your voting instructions form has been properly executed and timely received by MIS. American Skandia will vote Interests for which it does not timely receive voting instructions forms in the same proportion as Interests for which instructions were timely received from Policy owners.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT INTEREST HOLDERS OF THE TARGET 25 SERIES VOTE FOR THE PROPOSAL TO CHANGE THE INDUSTRY
CONCENTRATION POLICY OF SUCH SERIES AS DESCRIBED ABOVE (PROPOSAL 2).

                           Further Information

Investment Adviser, Principal Underwriter and Administrators

First Trust Advisors L.P., located at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, serves as the Fund's investment adviser.

First Trust Portfolios L.P., located at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the principal underwriter of the Interests of the Fund.

PFPC Inc. ("PFPC") acts as the Fund's administrator and accounting agent and is located at 4400 Computer Drive, Westborough, Massachusetts 01581.
 PFPC is a leading provider of full service mutual fund shareholder and record keeping services. In addition to its mutual fund transfer agent and record keeping service, PFPC provides other services through its own subsidiary business units.

American Skandia, located at 1 Corporate Drive, Shelton, Connecticut 06484, performs certain administrative services for the Series, Account B and the Policies.

Proposals by Interest Holders


The Fund is not required to and does not generally hold annual meetings of Interest Holders. Therefore, the anticipated date of the next meeting of Interest Holders (if any) cannot be provided. Special meetings of the Interest Holders, however, may be called by the Chairman of the Board, the President of the Fund, two or more Trustees, or at the written request of Interest Holders owning at least 10% of the Interests entitled to vote at the meeting. Interest Holders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of Interest Holders should send their written proposals to the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. Proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 must be received by the Fund a reasonable time before the Fund begins to print and mail its proxy materials for a meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.


Fiscal Year

The Fund's fiscal year end was December 31, 2006.

Annual Report Delivery

Annual reports will be sent to Interest Holders of record of the Fund following the Fund's fiscal year end. The Fund will furnish, without charge, a copy of its annual report or semi-annual report upon request. Such written or oral requests should be directed to the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, or by calling 1-800-621-1675.

Please note that only one annual or semi-annual report or proxy statement may be delivered to two or more Interest Holders who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, Interest Holders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.


General


Failure of a quorum to be present at the Meeting will necessitate adjournment and will subject the Fund to additional expense. The
Meeting may be adjourned to a designated time and place by the vote of a majority of the Interests present and entitled to vote thereat even though less than a quorum is so present without any further notice, except by announcement at the Meeting.


                Other Matters to Come Before the Meeting

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of Interest Holders properly come before the Meeting, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed voting instructions form will vote thereon according to their best judgment in the interests of the Fund.


April 4, 2007


IT IS IMPORTANT THAT VOTING INSTRUCTIONS FORMS BE RETURNED PROMPTLY. POLICY OWNERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED VOTING
INSTRUCTIONS FORM AS SOON AS POSSIBLE USING THE ENCLOSED POSTAGE-PAID
ENVELOPE.

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                               [BLANK BACK COVER]

                                                             FORM OF PROXY CARD

       PROXY TABULATOR
       P.O. BOX 9112
       FARMINGDALE, NY 11735




                                            VOTE BY MAIL

                                            Check the appropriate boxes on
                                            the reverse side of the Voting
                                            Instructions Form, sign and date
                                            the form and return in the envelope
                                            provided.


                       FIRST DEFINED PORTFOLIO FUND, LLC


                           SPECIAL MEETING OF INTEREST HOLDERS -- APRIL 23, 2007
                                              VOTING INSTRUCTIONS FORM SOLICITED
                                                        BY THE BOARD OF TRUSTEES


FUND NAME PRINTS HERE
FUND/INSURANCE COMPANY NAME
The undersigned holder of interest of the above mentioned fund, a series of First Defined Portfolio Fund, LLC (the "Fund"), a Delaware Limited Liability Company, hereby appoints W. Scott Jardine, Mark R. Bradley and Kristi A. Maher as attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all interests of the Fund that the undersigned is entitled to vote at the Special Meeting of Interest holders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, IL 60532, at 4:30 p.m. Central time on the date indicated above, and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Interest holders and Proxy Statement dated April 4, 2007, and hereby instructs said attorneys and proxies to vote said interests of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.




                                     Please vote, date and sign this Voting
                                     Instructions Form and return it promptly in the enclosed envelope.

                                     Date _______________________

                                     ------------------------------------
                                     |                                  |
                                     |                                  |
                                     |                                  |
                                     |                                  |
                                     ------------------------------------
                                     Signature           (Sign in the Box)

                                     This Voting Instructions Form must be
                                     signed exactly as your name(s) appears
                                     hereon. If as an attorney, executor,
                                     guardian or in some representative
                                     capacity or as an officer of a
                                     corporation, please add title(s) as
                                     such. Joint owners must each sign.

                                                            First Trust 07 - kw

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.





             Voting Instructions Solicited by the Board of Trustees

The Board of Trustees recommends a vote FOR all the Nominees listed and FOR Proposal 2.

Proposals:

1. To elect five Trustees of the Fund (all holders of
   interests will vote on this proposal).
                                                      FOR     WITHHOLD  FOR ALL
                                                      ALL     ALL       EXCEPT
(01) James A. Bowen, (02) Richard E. Erickson,        [  ]    [  ]      [  ]
(03) Thomas R. Kadlec, (04) Niel B. Nielson,
(05) Robert F. Keith


To withhold authority to vote for any individual
Nominee(s), write the number(s) of the Nominee(s) below:

______________________________________________________


                                                      FOR     AGAINST  ABSTAIN

2. To approve the change in concentration policy      [  ]    [  ]     [  ]
   for the Value Line(R) Target 25 Portfolio only
   (only holders of interests of the Value Line(R)
   Target 25 Portfolio will vote on this
   proposal).


THIS VOTING INSTRUCTIONS FORM, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED HOLDER. IF THE HOLDER MERELY SIGNS AND RETURNS THIS FORM, IT WILL BE VOTED FOR THE PROPOSAL(S). IF VOTING INSTRUCTIONS ARE NOT TIMELY RECEIVED FROM THE HOLDER, SUCH HOLDER'S INTERESTS WILL BE VOTED IN THE SAME PROPORTION AS INTERESTS FOR WHICH INSTRUCTIONS WERE TIMELY RECEIVED FROM OTHER HOLDERS.

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                            First Trust 07 - kw